Subsequent Events	12 Months Ended
Dec. 31, 2020
Subsequent Events
Subsequent Events

25.	Subsequent Events
The Group has established an entity in Shanghai, China with Zhuhai Hengqin Wangfu Project Investment LLP (“Wangfu”), and two entities controlled by Mr. Rui Chen and Ms. Ni Li, respectively (the “Management Entities”), to acquire the land use rights for a parcel of land in Shanghai. The Group holds 30.01% of the shares of the entity, Wangfu holds 45%, and the Management Entities collectively hold the remaining 24.99% of the shares. The total investment for the acquisition of land use rights is estimated to be approximately RMB8.1 billion. Pursuant to the shareholders agreement among the shareholders of the entity, the Group has committed to funding the acquisition of land use rights up to RMB1.2 billion, of which RMB975 million has been made as of the date of this annual report and the remaining is expected to be made before March 31, 2021.